UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2010

ARROW ELECTRONICS, INC.
(Exact Name of Registrant as Specified in Charter)

NEW YORK	1-4482	11-1806155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 MARCUS DRIVE, MELVILLE, NEW YORK  11747
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (631) 847-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 20.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTER INTO A MATERIAL DEFINITIVE AGREEMENT

The Registrant has amended its accounts receivable securitization facility to extend the maturity date to March 25, 2011 and to make certain other changes to the terms of the facility including a reduction in the size of the facility to $550 million.  The company has no borrowings outstanding under the facility.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS
10(n)           Amendment No 17 to Transfer and Administration Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date: March 31, 2010	By:	/s/ Peter S. Brown
	Name:	Peter S. Brown
	Title:	Senior Vice President

EXHIBIT INDEX

EXHIBIT DESCRIPTION

10(n)           Amendment No 17 to Transfer and Administration Agreement